INTEGRATED ENVIRONMENTAL

TECHNOLOGIES, INC.

February 10, 2005

Mr. Steve Johnson

111 N. Niblick Ct.

Advance, NC 27006

Subject: Employment Contract

Dear Steve,

Integrated Environmental Technologies, Inc. ( IET) is enthusiastic to have you join our team and this document will serve as the contract confirming the conditions of your employment.

Position:                                              Regional Sales Manager

                                                             Southeastern Division

Start Date:                                          February 14, 2005

                                                             On-site training scheduled for Feb. 9-11, 2005

Compensation:

2005 Salary:                                         $60,000 (paid monthly per the attached chart)

2005 Commission:                                $74,000 (based on a 4% & 5% commission per the attached chart)

                                                            $70,300 at 95% of sales goals (.95 multiplier)

                                                            $81,400 at 110% of sales goals (1.1 multiplier)

                                                            $92,500 at 120+% of sales goals (1.25 multiplier)

                                                            Commissions will be paid quarterly on both individual sales made by Mr. Johnson and on units sold through distributors which were established by Mr. Johnson.

Sign-On Stock                                     10,000 shares, Pending Board of Directors Approval.

Issuance:                                              Restricted shares of OTC:BB "IEVM" common stock.

                                                            Non-transferable / Tradable for one (1) year from date of

                                                            issuance and forfeited if employee ceases employment within that year.

2005 Stock Option                              Options for 5,000 shares per quarter.

Plan:                                                    Terms to be determined in conjunction with Board of Directors acceptance of Employee Stock Option Plan during 1st Qtr. 2005.

                                                            Restrictions apply regarding employee's forfeiture of stock and or options upon ceasing employment with the company and one (1)

                                                            year restriction from sale or trade.

Benefits Package:

Medical:                                               Eligibility begins February 14, 2005.

                                                            Immediate coverage of Employee's COBRA payment for

                                                            Self and Spouse until Company's insurer brings Employee

                                                            into existing plan, which includes:

                                                            Employee                                Employee's Spouse

                                                            * Major Medical                     ** $325 towards Major

                                                            * Dental                                  Medical and Dental

                                                            * $100,000 Life Insurance

                                                                                * Paid completely by Company

                                                                                ** Additional cost, if any, payroll deducted from

                                                                                Employee

Car:                                                     $400 per month car allowance

                                                            Business mileage paid at the IRS rate (currently $ .405/mi)

Office:                                                 A dedicated phone line and high speed internet connection will be installed for business use at your home in Advance, NC. The company will provide a FAX/Copier/Scanner for business use. The company will provide for the conversion of your existing cell phone plan to a business use plan paid for by the company.

Credit Card:                                        An application will be made to acquire a company credit card for business expenses.

Compensation Chart

	Sales	Comm.	Monthly	Stock	Total Monthly
Month	Goal	@ 4%	Salary	Options	Compensation
Feb	-0-	-0-	$6000	10000	$6000

Mar	-0-	-0-	$6000		$6000

Apr	$ 50,000	$ 2000	$6000		$8000

May	$ 75,000	$ 3000	$6000		$9000

Jun	$ 100,000	$ 4000	$6000	5000	$10,000

		Comm.
		@ 5%

Jul	$ 150,000	$ 7500	$5000		$12,500

Aug	$ 225,000	$11,250	$5000		$16,250

Sep	$ 225,000	$11,250	$5000	5000	$16,250

Oct	$ 250,000	$12,500	$5000		$17,500

Nov	$ 300,000	$15,000	$5000		$20,000

Dec	$ 150,000	$ 7500	$ 5000	5000	$ 12,500

	$1,525,000	$74,000	$60,000	25,000	$133,500

Accepted by /s/Steve Johnson                                     2/10/05

                    Steve Johnson                                         Date

Authorized by /s/Marion Sofield                                  2/10/05

William E. Prince, Pres/CEO                                      Date

Signed by Marion Sofield, Secretary of the Company.